UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2018

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 3.02 Unregistered Sales of Equity Securities.

On May 25 and 30, 2018, we completed private placements of an aggregate of 5,131,665 units of our securities at a price of US$0.75 per unit for aggregate gross proceeds of US$3,848,748.75. Each unit consisted of one share of our common stock and one-half of one share purchase warrant, with each whole share purchase warrant entitling the holder to acquire one additional share of our common stock at a price of US$0.90 per share for a period of two years.

Of the 5,131,665 units we issued: (i) 906,666 units were issued pursuant to the exemption from registration under the Securities Act of 1933, as amended provided by Section 4(a)(2) and/or Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended to four investors who were “accredited investors” within the respective meanings ascribed to that term in Regulation D promulgated under the Securities Act of 1933, as amended; and (ii) 4,224,999 units were issued to 26 non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

In connection with these private placements, we agreed with each subscriber who purchased these units to prepare and file a registration statement with respect to (i) the shares of our common stock comprising these units and (ii) the shares of our common stock issuable upon exercise of the share purchase warrants comprising these units with the Securities and Exchange Commission within 90 days following the closing of the private placements and agreed to use commercially reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission as soon as possible after filing.

Item 7.01 Regulation FD Disclosure.

A News Release dated May 31, 2018 is furnished herewith.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

10.1	Form of Subscription Agreement

99.1	News Release dated May 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright
Richard A. Wright
President, Chief Executive Officer and Director

May 31, 2018